SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x] Preliminary Proxy Statement                 [_] Confidential, For Use of the
                                                Commission Only (As Permitted
                                                by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        PANAGRA INTERNATIONAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                        PANAGRA INTERNATIONAL CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                              New York, New York
                                                                    July 2, 2001

To all Shareholders of PanAgra International Corporation:

         Notice is hereby given that the annual meeting of shareholders of PanAgra International Corporation, a New York corporation, will be held at our principal office at 1 World Trade Center, 85th Floor, New York, New York 10048 on Thursday, August 2, 2001, beginning at 10:00 a.m. Eastern Time. The annual meeting will be held for the following purposes:

         1.  To elect six directors for the upcoming year;

         2. To authorize an amendment to our certificate of incorporation in order to increase the authorized number of shares of common stock from 40,000,000 shares to 200,000,000 shares;

         3. To authorize an amendment to our certificate of incorporation in order to change our name from PanAgra International Corporation to Minghua Group International Holdings Limited;

         4. To authorize an amendment to our certificate of incorporation in order to add a provision permitting shareholders to vote by written consent;

         5.  To vote on a proposal to approve the 2001 Stock Plan; and

         6. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

         June 15, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any postponements or adjournments, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the annual meeting.

         We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the annual meeting either by executing and returning the enclosed proxy card or by casting your vote in person at the annual meeting.

         Shareholders unable to attend the annual meeting in person are requested to date and sign the enclosed proxy card as promptly as possible. A stamped envelope is enclosed for your convenience. If a shareholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

By order of the Board of Directors of the Company.

         Ronald C. H. Lui
         Chief Executive Officer, President
         and Secretary

                        PANAGRA INTERNATIONAL CORPORATION

                              1 World Trade Center
                                   85th Floor
                            New York, New York 10048


                                 PROXY STATEMENT



                               GENERAL INFORMATION


Proxy Solicitation

         This proxy statement is being first mailed on or about July 2, 2001, to shareholders of PanAgra International Corporation by the board of directors to solicit proxies for use at the annual meeting of shareholders to be held at our principal office at 1 World Trade Center, 85th Floor, New York, New York 10048 at 10:00 a.m., Eastern Time, on Thursday, August 2, 2001, and any postponements or adjournments to the meeting for the purposes set forth in the accompanying notice of annual meeting.

         Proxies for use at the meeting are being solicited by our board of directors and will be solicited chiefly by mail. In addition to the solicitation of proxies by mail, directors, officers and regular employees may communicate with shareholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting proxies, but no additional compensation will be paid to any of these persons for solicitation. The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by PanAgra. In addition, we will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by these persons.

Revocability and Voting of Proxy

         A form of proxy for use at the annual meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified. If no specifications are given, the proxies solicited by the board of directors will be voted "FOR" the election of directors and the approval of the amendments to our certificate of incorporation referred to in numbered paragraphs 2, 3 and 4 of the accompanying notice of annual meeting and "FOR" the proposal to adopt the 2001 Stock Plan referred to in numbered paragraph 5 of the accompanying notice of annual meeting.

Record Date and Voting Rights

         June 15, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, and any postponements or adjournments. As of the record date, there were 11,485,685 shares of our common stock issued and outstanding. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

         Each share of common stock issued and outstanding on the record date is entitled to one vote on any matter presented for consideration and action by the shareholders at the annual meeting. A plurality of the votes present in person or represented by proxy at the annual meeting, entitled to vote and voting on the election of directors, is necessary to elect the directors. The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of the amendments to our certificate of incorporation referred to in numbered paragraphs 2, 3 and 4 of the accompanying notice of annual meeting. With respect to the vote on the proposal to adopt the 2001 Stock Plan referred to in numbered paragraph 5 of the accompanying notice of annual meeting, assuming that there is a quorum present at the annual meeting, the vote of a majority of the shares represented and voting at the annual meeting is required to approve the proposal.

         Under the New York General Corporation Law, shareholders do not have any rights of appraisal or similar rights of dissenters with respect to any of the proposals set forth in this proxy statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of June 22, 2001, the number of shares of common stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding common stock of PanAgra. Also included are the shares held by all executive officers and directors as a group.

                                                                     Amount and Nature of       Percent of
                                                                       Beneficial Owner           Class
              Name and Address of Beneficial Owner                                                Owned

----------------------------------------------------------------- --------------------------- ---------------
Li Chuquan                                                                25,200,000              63.8%
c/o Suite 1105,
11th Floor,
Central Plaza
No.  18 Harbor Rd.,
Wanchai, Hong Kong

Chan Kuen Kwong                                                           2,800,000                7.1%
4th Floor, Tuen Mun Centre Building
No. 12 Yan Ching Street, Tuen Mun
New Territories, Hong Kong

Ronald C. H. Lui                                                          2,195,878                5.6%
135 E. 54th Street
Apt. 4E
New York, New York 10022

Elie Saltoun                                                             669,019 (a)               1.7%
515 Madison Avenue, 21st Fl.
New York, NY 10022

Fang Wen Ge                                                                   0                     --
c/o Suite 1105
11th Floor
Central Plaza
No. 18 Harbor Road
Wanchai, Hong Kong

Zhuo Wen-Zhi                                                                  0                     --
11th Floor
Central Plaza
No. 18 Harbor Road
Wanchai, Hong Kong

All Directors and Officers as                                          30,864,897 (a)             78.2%
a Group (the six persons named above)

------------------

         (a) Includes 385,685 shares of common stock held by First Pacific Capital Ltd., an affiliate of Mr. Saltoun, and 83,334 shares that could be purchased by First Pacific Capital Ltd. upon the exercise of a common stock purchase warrant.

Changes in Control

         On April 2, 2001 Ronald C. H. Lui entered into a Stock Purchase Agreement with Elie Saltoun and Mr. Saltoun's affiliates pursuant to which Mr. Lui acquired 2,195,878 shares of our common stock from Mr. Saltoun and his affiliates for $180,000. Mr. Lui acquired the shares using his personal funds. As of April 2, 2001, the shares purchased by Mr. Lui represented 60.99% of our outstanding capital stock. As of June 22, 2001, these shares represent 5.6% of our outstanding common stock.

The decrease in Mr. Lui's percentage interest results from the issuance by PanAgra on April 17, 2001 of 7,500,000 shares of our common stock in private placements effected under Regulation S and Regulation D of the Securities Act of 1933, as amended, which resulted in gross proceeds to us of $1,500,000, and the issuance by PanAgra on June 22, 2001 of 28,000,000 shares of common stock pursuant to the stock purchase agreement with Mr. Li Chuquan and Mr. Chan Kuen Kwong (as described below).


         On April 27, 2001, PanAgra and our newly-formed subsidiary Minghua Acquisition Corp. ("Acquisition Corp."), entered into a Stock Purchase Agreement with Mr. Li Chuquan and Mr. Chan Kuen Kwong (collectively, the "Sellers") relating to the purchase by Acquisition Corp. of all of the outstanding capital stock of Ming Hua Group International Holding (Hong Kong) Limited, a corporation existing under the laws of the Hong Kong Special Administrative Region of the Peoples Republic of China ("Ming Hua Group International"). Ming Hua Group International holds, as its only material asset, an 85% equity interest in Shenzhen Minghua Environmental Protection Vehicles Co., Ltd., a corporation existing under the laws of the Peoples Republic of China (the "Environmental Vehicle Company"). The Environmental Vehicle Company is the owner of patented technology relating to hybrid vehicles powered by a combination of a combustion diesel engine and an electric power system.

         Pursuant to the agreement, Acquisition Corp. paid $1,000,000 to the Sellers and delivered 28,000,000 shares of common stock to the Sellers at the closing of the transactions contemplated by the agreement. We funded the cash amount and issued the shares on behalf of Acquisition Corp. as a capital contribution to Acquisition Corp. PanAgra now indirectly controls the Environmental Vehicle Company. The acquisition was consummated on June 22, 2001.

         Upon the closing Mr. Li Chuquan obtained a controlling interest in PanAgra.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Six directors are to be elected at the annual meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and shall qualify. Only Ronald C.H. Lui and Elie Saltoun are currently directors of PanAgra. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the board of directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The board of directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the board of directors will occur.

         The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:


                                                    Year First                      Principal Occupation
Nominee                              Age       Became Director                During the Past Five Years
-------                              ---             ---------                --------------------------

Ronald C. H. Lui...............       50            2001           Mr.  Lui    became    the    Chief    Executive
                                                                   Officer  and  President  of the Company on April
                                                                   2, 2001.  For the previous  five years,  Mr. Lui
                                                                   worked  for  Fuller  International   Development
                                                                   Ltd. as the Southeast Asia Regional  Director.

Elie Saltoun...................       60            1999           Mr.  Saltoun  was the Chief  Executive  Officer
                                                                   and  President  of the  Company  until  April 2,
                                                                   2001.  He has been an  entrepreneur  and private
                                                                   investor  since 1972.  Mr. Saltoun is a Managing
                                                                   Director of First Pacific  Capital Ltd., and has
                                                                   extensive  experience  in Brazil  and the Middle
                                                                   East in export  securitization,  cross  currency
                                                                   transactions,     and    pre-export    financing
                                                                   transactions     essential    to     commodities
                                                                   production and distribution.

 Li Chuquan....................       43                           Mr.    Li     served    in    the      People's
                                                                   Liberation    Army   in   the   Machinery   and
                                                                   Engineering  Division  from March 1978  through
                                                                   March  1983.  From April 1983  through  January
                                                                   1984, Mr.  Li was a  member  of  the  Guangdong
                                                                   Lufeng City Economy Bureau.  From February 1984
                                                                   through  May  1986,  Mr.  Li  was  the  General
                                                                   Manager of the Shenzhen Guangfen Trade Co. Ltd.
                                                                   From June 1986 through  December  1993,  Mr. Li
                                                                   was the  General  Manager  of  Shenzhen  Shekou
                                                                   Shipping  Group Co., Ltd. From 1994 to present,
                                                                   Mr.  Li has  acted as  Chairman  of each of the
                                                                   Minghua   Industry   Development   Co.,   Ltd.,
                                                                   Shenzhen Minghua Investment Co., Ltd., Shenzhen
                                                                   Minghua Environmental  Protection Vehicles Co.,
                                                                   Ltd.,   Minghua   Kindergarten,   and   Minghua
                                                                   International  Holdings  (Hong  Kong)  Limited.
                                                                   On June 23, 2001, Li Chuquan was appointed Chairman
                                                                   the Board of Directors.

Chan Kuen Kwong..................    38                            From October 1994 to March 2001, Mr. Chan worked
                                                                   for KYW Steel Co Ltd.as a sales manager.From May
                                                                   2000 to present,Mr.Chan has served as a director
                                                                   of MingHua Group International Holding (Hong Kong)
                                                                   Limited.

                                       5

Fang Wen Ge.....................      32                           Since  November, 1999,  Mr. Fang  has  been  the
                                                                   corporate   Secretary   for   ShenZhen   MingHua
                                                                   Environmental   Protection   Vehicle  Co.,  Ltd.
                                                                   From  September, 1994 to October, 1999, Mr. Fang
                                                                   served as the  corporate  Secretary  of  MingHua
                                                                   Group.

Zhuo Wen-Zhi...................       30                           Since  1999,  Mr.  Zhuo has  served  as  General
                                                                   Manager of  ShenZhen  MingHua  Group.  From 1996
                                                                   to  1999,   Mr.  Zhuo  was  an  officer  in  the
                                                                   Department of Social  Insurance and Assurance of
                                                                   Shan Wei District, GuangDong Province.


Certain Relationships and Related Transactions

         On April 5, 2001, we entered into a letter agreement with First Pacific Capital Ltd., an entity controlled by Elie Saltoun ("First Pacific"), and its affiliates regarding the repayment of a $77,137 shareholder loan made by First Pacific to us. Pursuant to this letter agreement, we agreed to issue to First Pacific 385,685 shares of common stock in full satisfaction of this shareholder loan. The shares represent $77,137 worth of common stock calculated as of the date of the letter agreement (i.e., $.20 per share). First Pacific granted us a general release (including a release for the shareholder loan) in the letter agreement in exchange for such shares.

         Mr. Li Chuquan, a nominee for director, loaned the Environmental Vehicle Company an aggregate of $9,715,623 for working capital and research and development purposes. The Environmental Vehicle Company and Mr. Li are negotiating the terms of the repayment of this loan.

         See "EXECUTIVE COMPENSATION - Employment Agreements" for a description of our employment agreement with Ronald C. H. Lui and our consulting agreement with First Pacific.

Committees and Board Meetings

         Our business is managed under the direction of the board. The board meets on a regularly scheduled basis to act on matters requiring board approval. It also holds special meetings when an important matter requires action by the board between scheduled meetings. The board of directors held two (2) meetings during fiscal year 2000. All board members attended each meeting.

         We do not have a standing audit, nominating or compensation committee or any committee performing a similar function although we intend to form such committees in the near future.

Vote Required

         The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF PANAGRA AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                   MANAGEMENT

         Ronald C. H. Lui, Chie9f Executive Officer, President and Secretary, is currently the only executive officer. Additional information regarding Mr. Lui's age and his principal occupations or employment during the past five years appears above in the second paragraph under "PROPOSAL NO. 1 - ELECTION OF DIRECTORS".

                             EXECUTIVE COMPENSATION

         No officer or director of PanAgra received any remuneration for services provided to PanAgra during fiscal years 1998, 1999 and 2000.

         No grants of stock options were made during the year ended December 31, 2000.

Employment Agreements

         On April 5, 2001, we entered into an employment  agreement  with Ronald
C. H. Lui. The terms of Mr. Lui's employment as President and Chief Executive Officer include (i) an annual base salary of $240,000, (ii) a possible bonus of up to 50% of annual base salary, (iii) a five-year incentive stock option (the "ISO") to purchase 1,000,000 shares of our common stock at a purchase price of $.25 per share, and (iv) a five-year non-qualified stock option (the "NQSO") to purchase 1,000,000 shares of our common stock at a purchase price of $.25 per share. The ISO and the NQSO were granted to Mr. Lui under our 2001 Stock Plan, which was approved by the board of directors on April 5, 2001. The ISO and the NQSO are each subject to the following vesting schedule: 20% of the shares underlying the ISO and the NQSO shall vest on the first day of the sixth month following the date of grant, an additional 20% of the shares underlying the ISO and the NQSO shall vest on the first anniversary of the date of grant and 2.50% of the shares underlying the ISO and the NQSO shall vest on the first day of each month following the first anniversary of the date of grant.

This vesting schedule was amended from the original vesting schedule set forth in Mr. Lui's option agreements on June 1, 2001 pursuant to a letter agreement which was unanimously approved by the Board.

         On April 2, 2001, we entered into a consulting agreement with First Pacific, an entity controlled by Elie Saltoun, pursuant to which we retained First Pacific as a consultant. First Pacific is obligated to cause Mr. Saltoun, an employee of First Pacific, to perform First Pacific's obligations under the agreement. Under the consulting agreement, First Pacific agrees to provide information regarding our prior operations, act as a liaison between PanAgra and our shareholders and other third parties having business relationships with us and respond to inquiries made by our officers and directors. In consideration for providing these services, we granted to First Pacific a warrant to purchase 500,000 shares of our common stock at an exercise price of $.20 per share. The warrant has a cashless exercise feature. The warrant is subject to the following vesting schedule: the warrant becomes exercisable to purchase 41,667 of the shares of common stock underlying the warrant on first day of each month commencing May 1, 2001 so long as First Pacific does not terminate the consulting agreement; provided, however, that if we terminate the consulting agreement for any reason, then the warrant would automatically become 100% vested on an accelerated basis as of the date of termination.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

         Based upon a review of the forms furnished to us and written representations from our executive officers and directors, we believe that during fiscal year 2000 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. Alan Gelband, a ten percent beneficial owner during fiscal year 2000, failed to file a Form 3 on a timely basis, and Elie Saltoun, a ten percent beneficial owner, the President and a director of the Company during fiscal year 2000 failed to file a Form 3 on a timely basis.

                                 PROPOSAL NO. 2

  APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM
                        40,000,000 TO 200,000,000 SHARES

         The board of directors has approved an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 40,000,000 to 200,000,000. The proposed amendment is attached to this proxy statement as Appendix A. There were 11,485,685 shares of common stock outstanding as of the record date. In addition to the shares of common stock outstanding, (i) we issued warrants for the purchase of 500,000 shares of common stock, (ii) the board of directors adopted our 2001 Stock Plan under which we may issue up to 20,000,000 shares of common stock, and (iii) our wholly-owned subsidiary, Minghua Acquisition Corp., and PanAgra entered into the agreement with Mr. Li Chuquan and Mr. Chan Kuen Kwong on April 27, 2001 relating to the acquisition of Ming Hua Group International, the terms of which, among other things, required us to pay $1,000,000 and issue 28,000,000 shares of our common stock to the Sellers at the closing of the transactions contemplated by the agreement, which occurred on June 22, 2001.

         The combined issuance of all of the shares of common stock issuable (i) upon the exercise of outstanding warrants, (ii) under the 2001 Stock Plan and
(iii) pursuant to the acquisition agreement, would exceed the number of shares that we are currently authorized to issue. Accordingly, we are seeking to increase the number of authorized shares of common stock to 200,000,000 in order to accommodate the total number of shares that we could be required to issue and to provide us greater flexibility with respect to our capital structure for such purposes as additional equity financing and stock based acquisitions.

         Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of shareholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the board of directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of PanAgra and its shareholders.

         When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when additional shares are issued.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against this proposal.

THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 40,000,000 TO 200,000,000 SHARES" TO BE IN THE BEST INTERESTS OF PANAGRA AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 3

    TO AUTHORIZE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION IN ORDER TO
           CHANGE OUR NAME FROM PANAGRA INTERNATIONAL CORPORATION TO
                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED

         The board of directors has unanimously approved, and recommends for shareholder approval, the amendment of our certificate of incorporation which will change our name to Minghua Group International Holdings Limited. The proposed amendment is attached to this proxy statement as Appendix A. Pursuant to the acquisition agreement our wholly-owned subsidiary will acquire Ming Hua Group International, a company organized and existing under the laws of the Hong Kong Special Administrative Region of the Peoples Republic of China. Ming Hua Group International's only material asset is an 85% equity interest in the Environmental Protection Vehicle Company, a company organized and existing under the Peoples Republic of China. Our indirect equity interest in the Environmental Protection Vehicle Company will be our primary business in the near term.

         The Environmental Vehicle Company is the owner of patented technology relating to hybrid vehicles powered by a combination of a combustion diesel engine and an electric power system. The Environmental Vehicle Company is initially focusing its efforts on the Chinese public transportation sector. Minghua Hybrid Vehicles consist of four models (coaches and mini-buses) that can be used in this sector.

         Our new name is intended to reflect our new principal business of holding equity interest in a foreign entity based in China.

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against this proposal.

         THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 3 - AN AMENDMENT TO PANAGRA'S CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE OUR NAME FROM PANAGRA INTERNATIONAL CORPORATION TO MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED" TO BE IN THE BEST INTERESTS OF PANAGRA AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 4

    TO AUTHORIZE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION IN ORDER TO
              ADD A PROVISION ALLOWING OUR SHAREHOLDERS TO VOTE BY
                            MAJORITY WRITTEN CONSENT

         The board of directors has unanimously approved, and recommends for shareholder approval, the amendment of our certificate of incorporation which will add a provision allowed under the New York Business Corporation Law (the "NYBCL") that will permit our shareholders to take action by written consent where we have obtained the written consent of not less than the minimum number of votes that would be necessary to authorize the action at a meeting where all shares entitled to vote are present and voted. The proposed amendment is attached to this proxy statement as Appendix A.

         Section 615 of the NYBCL provides in pertinent part that "[w]henever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon, or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted." Our certificate of incorporation does not currently contain a provision permitting the shareholders having the minimum number of votes necessary to authorize an action to do so by written consent. Our board of directors believes that the addition of such a provision would be in the best interests of PanAgra and its shareholders. It will allow us, in situations where we can obtain the requisite consent in writing, to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a shareholder meeting for the purpose of approving the action. The board of directors believes that in such cases where a majority in interest of the shareholders have already consented to a given action, the shareholder meeting becomes a formality that utilizes time and resources that are better spent on other corporate functions.

         As of the date of this proxy statement, Mr. Li Chuquan holds a majority of our outstanding capital stock. Accordingly, another consequence of this amendment will be to allow Mr. Li to unilaterally take shareholder action by written consent without a shareholder meeting until such time as his ownership interest decreases to less than fifty percent (50%).

Vote Required

         The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for the adoption of this proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against this proposal.

         THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 4 - A PROPOSAL TO AUTHORIZE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION IN ORDER TO ADD A PROVISION ALLOWING


SHAREHOLDERS  TO VOTE BY MAJORITY  WRITTEN  CONSENT" TO BE IN THE BEST
INTERESTS OF PANAGRA AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 5

                     PROPOSAL TO APPROVE THE 2001 STOCK PLAN

         On April 5, 2001, the board of directors adopted the 2001 Stock Plan, subject to the receipt of shareholder approval of the plan within one year of its adoption. The principal terms of the plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix B.

                         SUMMARY DESCRIPTION OF THE PLAN

         Purpose. The purpose of the plan is to secure for PanAgra and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, PanAgra and its subsidiary corporations who are expected to contribute to our future growth and success. The plan permits grants of options to purchase shares of common stock and awards of shares of common stock that are restricted (i.e., subject to a repurchase right in favor of PanAgra).

         Administration. The plan will be administered by the board of directors or a committee consisting of two or more directors (or such greater number of directors as may be required under applicable law). The board or such committee is referred to in this description of the plan as the "Committee". The Committee will have the authority to determine the specific terms and conditions of all options and restricted stock awards granted under the plan, including, without limitation, the number of shares subject to each option or restricted stock award, the price to be paid for the shares and the applicable vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the plan.

         Eligibility. Options and restricted shares may be granted under the plan to persons who are, at the time of grant, in a business relationship with PanAgra; provided, that incentive stock options may only be granted to individuals who are employees of PanAgra (within the meaning of Section 3401(c) of the Code). The plan defines business relationship as a relationship in which a person is serving PanAgra, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant.

         Shares Available for Awards. The maximum aggregate number of restricted shares or shares of common stock that may be issued upon the exercise of options awarded under the plan is 20,000,000 subject to adjustment as described below. No employee shall be granted options for more than 2,000,000 shares of common stock, or awarded more than 2,000,000 restricted shares under the plan in any one fiscal year, subject to adjustments as described below.

         The number and kind of shares available under the plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding.

         Vesting and Option Periods. Except as may be provided in an applicable option agreement or restricted stock purchase agreement, no option or restricted stock award made to a reporting person (for purposes of Section 16(b) of the Exchange Act) under the plan may be exercisable or may vest until at least six months after the date of grant, and once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. Each option made to an employee will expire on such date as is determined by the Committee, but not later than 10 years after the date of grant.

         Transferability. The plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the participant (or, if the participant has suffered a disability, his or her legal representative) may exercise the option during the participant's lifetime. Restricted shares may only be transferred after the applicable restrictions have lapsed.

         Option Grants.

         An option is the right to purchase shares of common stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Internal Revenue Code (the "Code"), or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of common stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and such option by its terms is not exercisable after expiration of five years from the date such option is granted (compared to 10 years for persons holding less than 10%). To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of grant of the options) of stock with respect to which incentive stock options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to incentive stock options granted under the plan or any other plan), such options will be treated as nonqualified stock options.

         Full payment for shares purchased on the exercise of any option, except as provided below, must be made at the time of such exercise (i) by delivery of shares of common stock having a fair market value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the board of directors) which the board of directors determines are consistent with the purpose of the plan and with applicable laws and regulations or (iii) by any combination of such methods of payment.

         Restricted Stock Awards

         The Committee may from time to time in its discretion award restricted shares to and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. At the time an award of restricted shares is made, the Committee is required to establish a period of time applicable to such award which shall not be less than one year nor more than ten years. Each award of restricted shares may have a different restricted period. In lieu of establishing a restricted period, the Committee may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the restricted period and for the lapse of termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the restricted period with respect to all or any portion of the restricted shares. Such conditions may include, without limitation, the death or disability of the employee to whom restricted shares are awarded, retirement of the employee pursuant to normal or early retirement under any retirement plan of the Company or termination of the employee's employment other than for cause, or the occurrence of a change in control of the Company. Such conditions may also include performance measures. The Committee may also, in its discretion, shorten or terminate the restricted period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares at any time after the date the award is made.

         Holders of restricted shares generally have the rights and privileges of a shareholder as to such restricted shares, including the right to vote such restricted shares, except that the following restrictions apply: (i) with respect to each restricted share, the employee shall not be entitled to delivery of an unlegended certificate until the expiration or termination of the restricted period, and the satisfaction of any other conditions prescribed by the Committee, relating to such restricted share; (ii) with respect to each restricted share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the restricted period, and the satisfaction of any other conditions prescribed by the Committee, relating to such restricted share (except, subject to the provisions of the employee's stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the restricted shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the company unless the employee has remained a regular full-time employee of the company or any of its subsidiaries, or a consultant to the company or a subsidiary under a post-employment consulting arrangement, until the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares.

         Termination of Employment.

         Generally, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee's business relationship) at any time within three (3) months following the termination of the optionee's business relationship with the company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the option.

If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Committee has the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs.

         No incentive stock option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the company, except that: (i) an incentive stock option may be exercised within the period of three months after the date the optionee ceases to be an employee of the company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the plan; (ii) if the optionee dies while in the employ of the company, or within three months after the optionee ceases to be such an employee, the incentive stock option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the company, the incentive stock option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

         Recapitalizations, Mergers and Related Transactions.

         If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,
(i) the outstanding shares of common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the company, or
(ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment is made in (x) the maximum number and kind of shares reserved for issuance under the plan, (y) the number and kind of restricted shares granted and shares or other securities subject to any then outstanding options under the plan, and (z) the exercise price for each share subject to any then outstanding options under the plan, without changing the aggregate purchase price as to which such options remain exercisable.

         If the company is the surviving corporation in any reorganization, merger or consolidation of the company with one or more other corporations, any then outstanding restricted shares or option granted pursuant to the plan will pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such restricted shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

         If there is a consolidation or merger in which the company is not the surviving corporation, or sale of all or substantially all of the assets of the company in which outstanding shares of common stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the company (collectively, a "Corporate Transaction"), the board of directors of the company, or the board of directors of any corporation assuming the obligations of the company, may, in its discretion, take any one or more of the following actions, as to outstanding options and restricted shares: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the common stock will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction
Price times the number of shares of common stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on restricted shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

         Termination of or Amendments to the Plan. The authority to grant new options under the plan will terminate on April 5, 2011, unless the plan is terminated prior to that time by the board of directors. Such termination typically will not affect rights of participants which accrue prior to such termination. The board of directors may at any time, and from time to time, modify or amend the plan in any respect, except that if at any time the approval of the shareholders of the company is required under Section 422 of the Code or any successor provision with respect to incentive stock options, or under Rule 16b-3, the board of directors may not effect such modification or amendment without such approval. Amendments to the plan will not, without the written consent of a participant, adversely affect such participant's rights under an option previously granted.

         Federal Income Tax Consequences of Awards under the Plan

         The federal income tax consequences of the plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

         Nonqualified Stock Options. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the common stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the common stock is held equal to the difference between the selling price and the fair market value of the shares at the time of exercise. The company will not be entitled to any further deduction at that time.

         Incentive Stock Options. An employee who is granted an incentive stock option under the plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the common stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If common stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the common stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the common stock is held. These holding requirements do not apply to an option that is exercised after an employee's death. Unlike the case in which a nonqualified stock option is exercised, the company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the Common stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

         Restricted Stock Awards. An award of restricted shares will be taxable as ordinary income to the participant at the time that the award becomes nonforfeitable or vested, in an amount equal to the value of the stock subject to the award that is becoming nonforfeitable at the time minus any amount the participant paid for the stock. The company is entitled to a deduction at the time and to the extent that the participant recognizes ordinary income. Any cash dividends received by the participant with respect to shares of restricted stock prior to the date that the participant realizes income with respect to his restricted stock award will be treated by the participant as compensation taxable as ordinary income; and the company will be entitled to a deduction equal to the amount of ordinary income realized by the participant.

         If a participant makes an election pursuant to Section 83(b) of the Code within 30 days after the participant receives an award of restricted stock, the participant would recognize ordinary income in the amount of the Fair Market Value of the shares on the date awarded minus the purchase price paid for such shares even though they are still subject to a risk of forfeiture. In such case, future appreciation in the stock will not be treated as taxable compensation. However, if the shares are forfeited after the taxable year in which the election is made, the participant will not get a corresponding deduction.

                                NEW PLAN BENEFITS
                        PANAGRA INTERNATIONAL CORPORATION
                                 2001 STOCK PLAN

----------------------------- -------------------------- -----------------
Name and Position             Dollar Value               Number of Shares
----------------------------- -------------------------- -----------------
Ronald C. H. Lui              $500,000*                  2,000,000
Chief Executive Officer,
President and Secretary
----------------------------- -------------------------- -----------------

----------------------
* Dollar value is the product of the number of shares granted multiplied by the exercise price per share payable to PanAgra upon exercise of the options


         Mr. Lui is the President, Chief Executive Officer and Secretary of the Company. On April 5, 2001, Mr. Lui was granted a five-year incentive stock option to purchase 1,000,000 shares of common stock at a purchase price of $.25 per share, and a five-year non-qualified stock option to purchase 1,000,000 shares of common stock at a purchase price of $.25 per share. The incentive stock option and the non-qualified stock option were granted to Mr. Lui under the plan. The number of shares to be granted under the plan to executive officers and directors or other plan participants hired or retained after the date hereof is presently indeterminable. Any such grants would be determined by the board of directors or the Committee based upon such factors as the Committee deems appropriate.

         Currently, approximately 40 people, including employees and directors of PanAgra and its subsidary, are eligible to participate in the plan.


Vote Required

         Assuming the presence of a quorum at the annual meeting, approval of the plan requires the affirmative vote of a majority of the shares of common stock represented and voting at the annual meeting (which shares voting affirmatively also constitute at least a majority of the required quorum).

         THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PLAN AND DEEMS "PROPOSAL NO. 5 - A PROPOSAL TO APPROVE THE 2001 STOCK PLAN" TO BE IN THE BEST INTERESTS OF PANAGRA AND ITS

SHAREHOLDERS  AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 AUDITOR MATTERS


Audit Fees. Livingston, Wachtell & Co. LLP, CPA, was our principal accountant for fiscal year 2000 and will be our principal accountant for fiscal year 2001. The aggregate fees billed to PanAgra by our auditors for professional services rendered in connection with the audit of our annual financial statements for the 2000 fiscal year and the reviews of the interim financial statements included in our 10-Qs were $3,800. A representative of Livingston, Wachtell & Co. LLP, CPA is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, Livingston, Wachtell and Co., LLP, CPA provided no services and therefore billed no fees to PanAgra in connection with financial information systems design and implementation.


                      OTHER BUSINESS AT THE ANNUAL MEETING

         Management is not aware of any other matters to come before the annual meeting. However, inasmuch as matters of which management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

                              SHAREHOLDER PROPOSALS

         Any  shareholder  who  wishes to  submit a  proposal  for  action to be included in the proxy statement for PanAgra's 2002 annual meeting of shareholders must submit the proposal so that it is received by our corporate Secretary by April 3, 2002.

                                  MISCELLANEOUS

         The Annual Report of PanAgra on Form 10-KSB covering the fiscal year ended December 31, 2000 is being mailed with this proxy statement to each shareholder entitled to vote at the annual meeting. Shareholders not receiving a copy of the Annual Report on Form 10-K may obtain one by contacting: American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038,
Attention: Shareholder Services, telephone (800) 937-5449 or (718) 921-8200.

         All other shareholder inquiries,  including requests for the following:
(i) change of address; (ii) replacement of lost stock certificates; (iii) common stock name registration changes; (iv) quarterly reports on Form 10-QSB; (v) Annual Reports on Form 10-KSB; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, Attention: Shareholder Services, telephone (800) 937-5449 or (718) 921-8200.

         In addition, our public reports, including quarterly reports on Form 10-QSB, Annual Reports on Form 10-KSB and proxy statements can be obtained through the Securities & Exchange Commission's EDGAR Database over the World Wide Web at www.sec.gov.

         The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope.

                                             By Order of the Board of Directors

                                             Ronald C. H. Lui
                                             Chief Executive Officer, President
                                             and Secretary


New York, New York
July 2, 2001

                        PANAGRA INTERNATIONAL CORPORATION

                                   PROXY CARD

                         Annual Meeting of Shareholders

                                 August 2, 2001

         This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder(s) of PanAgra International Corporation, a New York corporation, hereby acknowledge(s) receipt of the Proxy Statement dated July 2, 2001, and hereby appoint(s) Ronald C. H. Lui and Elie Saltoun, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of Shareholders of PanAgra International Corporation, to be held on Thursday, August 2, 2001 at 10:00 a.m., Eastern Time, at the Company's principal office located at 1 World Trade Center, 85th Floor, New York, NY 10048, and at any adjournment or adjournments thereof, and to vote all shares of Common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

         PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE


         (Continued, and to be signed and dated, on the reverse side.)

         THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL NOS. 1 through 5.

         THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 5. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING THE PERSON NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

Vote on Proposals

         Proposal No. 1 - To elect six directors.  The nominees are:

                  Ronald C. H. Lui          Chan Kuen Kwong
                  Elie Saltoun              Fang We Ge
                  Li Chuquan                Zhuo Wen-Zhi

         |_| FOR all listed nominees (except do not vote for the nominee(s) whose name(s) appear(s) below):



         |_|      WITHHOLD AUTHORITY to vote for the listed nominees.

         Proposal No. 2 - To authorize an amendment to the Company's Certificate of Incorporation in order to increase the authorized number of shares of Common stock from 40,000,000 shares to 200,000,000 shares.

         |_|      FOR

         |_|      AGAINST

         |_|      ABSTAIN

         Proposal No. 3 - To authorize an amendment to the Company's Certificate of Incorporation in order to change the name of the Company from PanAgra International Corporation to Minghua Group International Holdings Limited.

         |_|      FOR

         |_|      AGAINST

         |_|      ABSTAIN

         Proposal No. 4 - To authorize an amendment to the Company's Certificate of Incorporation in order to add a provision permitting shareholders to vote by written consent.

         |_|      FOR

         |_|      AGAINST

         |_|      ABSTAIN

         Proposal No. 5 - To vote on a proposal to approve the Company's 2001 Stock Plan.

         |_|      FOR

         |_|      AGAINST

         |_|      ABSTAIN


The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith.

PLEASE  SIGN,  DATE AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

IMPORTANT: Please sign exactly as name appears at left. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title as such. If signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.



                                                                       Date:____
------------------------------------------------
Signature

                                                                       Date:____
------------------------------------------------
Signature (Joint Owners)

                                   APPENDIX A

                   AMENDMENTS TO CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                                       OF
                        PANAGRA INTERNATIONAL CORPORATION
           Under Section 805 of the New York Business Corporation Law

                                    * * * * *

         The undersigned, for the purpose of filing this Certificate of Amendment of Certificate of Incorporation of the above corporation, hereby certifies:

1. The name of the corporation is PanAgra International Corporation (hereinafter referred to as the "Corporation"). The name under which the Corporation was originally formed is United Network Technologies, Inc.

2. The Certificate of Incorporation of the Corporation was filed in the office of the Department of State on February 29, 1996.

3. The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to change the name of the Corporation, to increase the number of authorized shares of common stock and to add a provision permitting shareholders to vote by written consent.

4. To accomplish the foregoing amendment, Article First of the Certificate of Incorporation of the Corporation, relating to the name of the Corporation, is hereby amended to read in its entirety as follows:

"FIRST: The name of the Corporation (hereinafter called the "Corporation") is Minghua Group International Holdings Limited."

5. To accomplish the foregoing amendment, Article Fourth of the Certificate of Incorporation of the Corporation, relating to the authorized stock of the Corporation, is hereby amended to read in its entirety as follows:

                  "FOURTH:

              (a) The aggregate number of shares of stock which the Corporation shall have the authority to issue is Two Hundred Million (200,000,000) shares of Common Stock, $.01 par value.

           (b) No holder of any shares of the Corporation's capital stock shall, because of his ownership of shares of the Corporation, have a preemptive or other right to purchase, subscribe for, or take any part of any shares of the Corporation or any part of any notes, debentures, bonds, or other securities convertible into or providing for options or warrants to purchase shares of the Corporation's capital stock which are issued, offered, or sold by the Corporation after its incorporation, whether the shares, notes, debentures, bonds, or other securities, be authorized by this certificate of incorporation or by an amended certificate duly filed and in effect at the time of issuance, offer, or sale of such shares, notes, debentures, bonds, or other securities.

Any part of the shares authorized by this certificate of incorporation, or by an amended certificate duly filed, any part of any notes, debentures, bonds, or other securities convertible into or providing for options or warrants to purchase shares of the Corporation may at any time be issued, offered for sale, and sold or disposed of by the Corporation, pursuant to a resolution of its Board of Directors and to such persons and upon such terms and conditions as the Board of Directors may, in its sole discretion, deem proper and advisable, without first offering to existing shareholders any part of such shares, notes, debentures, bonds or other securities.

           (c) Each one (1) share of Common Stock, $.01 par value, issued and outstanding on October 1, 1998 (the "Effective Date") was reclassified (the "Reclassification") on the Effective Date and changed into five (5) shares of Common Stock, $.01 par value, with no fractional shares being issued as a result of the Reclassification and with the Corporation issuing to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reclassification an additional full share of Common Stock. The Reclassification was effected pursuant to a Certificate of Amendment of the Certificate of Incorporation of the Corporation which was filed with the New York Department of State on the Effective Date."

6. To accomplish the foregoing amendment, a new Article Ninth of the Certificate of Incorporation of the Corporation, is hereby added and it reads as follows:

NINTH: Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

7. The foregoing amendment of the Certificate of Incorporation of the Corporation was duly authorized by (i) the Board of Directors of the Corporation and (ii) the majority vote of the shareholders of the Corporation entitled to vote thereon taken at a meeting of said shareholders duly called and held.

                                             [signature page follows]

           IN WITNESS WHEREOF, the Corporation has caused this instrument to be signed and subscribed in its name this ___ day of _____, and the statements contained herein are affirmed as true under the penalties of perjury.




                                                     Ronald C.H. Lui
                                                     Secretary

                                   APPENDIX B

                        PANAGRA INTERNATIONAL CORPORATION

                                 2001 STOCK PLAN

                        PANAGRA INTERNATIONAL CORPORATION

                                 2001 STOCK PLAN


1.       Purpose.
         -------

           The purpose of this plan (the "Plan") is to secure for PanAgra International Corporation (the "Corporation") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and its subsidiary corporations who are expected to contribute to the Corporation's future growth and success. The Plan permits grants of options to purchase shares of Common Stock, $.01 par value per share, of the Corporation ("Common Stock") and awards of shares of Common Stock that are restricted as provided in Section 12 ("Restricted Shares"). Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"), shall apply only to Incentive Stock Options (as that term is defined in the Plan).


2.       Type of Options and Administration.
         ----------------------------------

           (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

           (b) Administration. The Plan will be administered by the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant Restricted Shares and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and Restricted Share agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and Restricted Share agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or Restricted Share agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated. Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

           (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

           (d) Compliance with Section 162(m) of the Code. Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). It is the Corporation's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation's compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

           (e) Special Provisions Applicable to Non-Statutory Options Granted to Covered Employees. In order for the full value of non-statutory options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such non-statutory options to be treated as "qualified performance based compensation" as described in Treas. Reg.ss.1.162-27(e) (or any successor regulation). In such case, non-statutory options granted to Covered Employees shall be subject to the following additional requirements:

           (i) such options and rights shall be granted only by the Committee; and

           (ii) the exercise price of such options shall in no event be less than the Fair Market Value (as defined below) of the Common Stock as of the date of grant of such options.


3.       Eligibility.
         -----------

           (a) (a) General. Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code). A person who has been granted an option or Restricted Shares may, if he or she is otherwise eligible, be granted additional options or Restricted Shares if the Board of Directors shall so determine. For purposes of the Plan, "Business Relationship" means that a person is serving the Corporation, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant.

           (b) Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option or Restricted Shares, the timing of the option or Restricted Share grant, the exercise price of the option and the number of Restricted Shares or shares subject to the option shall be determined either (i) by the Board of Directors, or (ii) by a committee consisting of two or more "Non-Employee Directors" having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, as such term is interpreted from time to time.


4.       Stock Subject to Plan.
         ---------------------

           The stock subject to options granted under the Plan or grants of Restricted Shares shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the Corporation which may be issued and sold under the Plan is 20,000,000 shares. If any Restricted Shares shall be reacquired by the Corporation, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited Restricted Shares or unpurchased shares subject to such option shall again be available for subsequent option or Restricted Share grants under the Plan. No employee shall be granted options for more than 2,000,000 shares of Common Stock, or awarded more than 2,000,000 Restricted Shares under the Plan in any one fiscal year of the Corporation, subject to adjustments as provided in Section 16 of this Plan.


5.       Forms of Option and Restricted Share Agreements.
         -----------------------------------------------

           As a condition to the grant of Restricted Shares or an option under the Plan, each recipient of Restricted Shares or an option shall execute an option or Restricted Share agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option or Restricted Share agreements may differ among recipients.

6.       Purchase Price.
         --------------

           (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b) and further provided in the case of a non-statutory option be at no less than 50% of Fair Market Value. "Fair Market Value" of a share of Common Stock of the Corporation as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse. The Board of Directors may also permit optionees, either on a selective or aggregate basis, to simultaneously exercise options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

           (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of shares of Common Stock of the Corporation having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or
(iii) by any combination of such methods of payment.

7.       Option Period.
         -------------

           Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.


8.       Exercise of Options.
         -------------------

           Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option, unless it would violate section 422D(i) of the Code.


9.       Nontransferability of Options.
         -----------------------------

           No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Corporation or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d). If any optionee should attempt to dispose of or encumber his or her options, other than in accordance with the applicable terms of this Plan or the applicable option agreement, his or her interest in such options shall terminate.

10.      Effect of Termination of Employment or Other Relationship.
         ---------------------------------------------------------

           Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee's employment or other relationship with the Corporation) at any time within three (3) months following the termination of the optionee's employment or other relationship with the Corporation or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.


11.      Incentive Stock Options.
         -----------------------

           Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

           (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

           (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

           (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

           (ii) the option exercise period shall not exceed five years from the date of grant.

           (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (or such other limitations as the Code may provide).

           (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, except that:

           (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

           (ii) if the optionee dies while in the employ of the Corporation, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

           (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

           For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Incoming Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.


12.      Restricted Shares.
         -----------------

           (a) Awards. The Board of Directors may from time to time in its discretion award Restricted Shares to officers and other key employees and may determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the employee for such Restricted Shares. Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Corporation by one or more members of the Board of Directors and containing terms and conditions not inconsistent with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

           (b) Restricted Period; Lapse of Restrictions. At the time an award of Restricted Shares is made, the Board of Directors shall establish a period of time (the "Restricted Period") applicable to such award which shall not be less than one year nor more than ten years. Each award of Restricted Shares may have a different Restricted Period. In lieu of establishing a Restricted Period, the Committee may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse of termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or disability of the employee to whom Restricted Shares are awarded, retirement of the employee pursuant to normal or early retirement under any retirement plan of the Corporation or termination by the Corporation of the employee's employment other than for cause, or the occurrence of a change in control of the Corporation. Such conditions may also include performance measures, which, in the case of any such award of Restricted Shares to an employee who is a "covered employee" within the meaning of Section 162(m) of the Code, shall be based on one or more of the following criteria: earnings per share, market value per share, return on invested capital, return on operating assets and return on equity. The Board of Directors may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

           (c) Rights of Holder; Limitations Thereon. Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the employee shall be registered in the employee's name and, at the discretion of the Board of Directors, will be either delivered to the employee with an appropriate legend or held in custody by the Corporation or a bank for the employee's account. The employee shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the employee shall not be entitled to delivery of an unlegended certificate until the expiration nor termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share (except, subject to the provisions of the employee's stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the employee to such Restricted Shares shall terminate without further obligation on the part of the Corporation unless the employee has remained a regular full-time employee of the Corporation or any of its subsidiaries, or a consultant to the Corporation or a subsidiary under a post-employment consulting arrangement, until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such Restricted Shares. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Corporation without further action by the employee. At the discretion of the Board of Directors, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Corporation for the employee's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

           (d) Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law including without limitation securities laws, to the employee or the employee's beneficiary or estate, as the case may be. The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the employee or the employee's beneficiary or estate, as the case may be.


13.      Additional Provisions.
         ---------------------

           (a) Additional Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option or Restricted Stock agreements covering options or Restricted Stock granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

           (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be permitted if it would not cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 (if applicable).


14.      General Restrictions.
         --------------------

           (a) Investment Representations. The Corporation may require any person to whom Restricted Shares or an option is granted, as a condition of receiving such Restricted Shares or exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Restricted Shares or Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

           (b) Compliance with Securities Law. Each option and grant of Restricted Shares shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the Restricted Shares or shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such Restricted Shares shall not be granted and such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.


15.      Rights as a Stockholder.
         -----------------------

           The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


16. Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.
         ---------------------------------------------------------------

           (a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of Restricted Shares granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the
aggregate   purchase  price  as  to  which  such  options  remain   exercisable.
Notwithstanding  the  foregoing,  no  adjustment  shall be made pursuant to this
Section 16 if such  adjustment  (i) would  cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

           (b) Reorganization, Merger and Related Transactions. If the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any then outstanding Restricted Shares or option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Restricted Shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

           (c) Board Authority to Make Adjustments. Any adjustments made under this Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.


17.      Merger, Consolidation, Asset Sale, Liquidation, Etc.
         ---------------------------------------------------

           (a) General. In the event of a consolidation or merger in which the Corporation is not the surviving corporation, or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation
(collectively, a "Corporate Transaction"), the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such Restricted Shares or options shall be assumed, or equivalent Restricted Shares or options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice, provide that all unexercised options and Restricted Shares will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and
(B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on Restricted Shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

           (b) Substitute Restricted Shares or Options. The Corporation may grant Restricted Shares or options under the Plan in substitution for Restricted Shares or options held by employees of another corporation who become employees of the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the employing corporation.

The Corporation may direct that substitute Restricted Shares or options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.


18.      No Special Employment Rights.
         ----------------------------

           Nothing contained in the Plan or in any Restricted Share or option agreement shall confer upon any holder of Restricted Shares or optionee any right with respect to the continuation of his or her employment by the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.


19.      Other Employee Benefits.
         -----------------------

           Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the grant of Restricted Shares or lapse of restrictions thereon, the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.


20.      Amendment of the Plan.
         ---------------------

           (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

           (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or holder of Restricted Shares, affect his or her rights under an option or grant of Restricted Shares previously granted to him or her. With the consent of the optionee or holder of Restricted Shares affected, the Board of Directors may amend outstanding option or Restricted Share agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or grant of Restricted Shares to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

21.      Withholding.
         -----------

           (a) The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee or holder of Restricted Shares any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions on Restricted Shares under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee or holder of Restricted Shares may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or lapse of restrictions on Restricted Shares or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee or holder of Restricted Shares. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 21(a) may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

           (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Corporation if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and
(ii), the optionee is in the employ of the Corporation at the time of such disposition.

           (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.


22.      Cancellation and New Grant of Options, Etc.
         ------------------------------------------
         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees or holder of Restricted Shares: (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding options.

23.      Effective Date and Duration of the Plan.
         ---------------------------------------

           (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

           (b) Termination. Unless sooner terminated in accordance with Section 17, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Restricted Shares or options granted under the Plan. If the date of termination is determined under (i) above, then Restricted Shares or options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Restricted Shares or options.


24.      Governing Law.
         -------------

           The provisions of this Plan shall be governed and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws.

                              Adopted by the Board of Directors on April 5, 2001
































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